UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Suite 1100
New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SGLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, in March 2023, as a result of the incorrect accounting treatment of approximately $4.6 million of related party loan receivable in the fiscal year ended June 30, 2021 and the incorrect recognition of revenue from freight shipping services in the amount of $980,200 for the three months ended September 30, 2021 and the six months ended December 31, 2021, Singularity Future Technology Ltd (the “Company”) filed an amendment to (1) the 2021 Form 10-K and (2) each of the 2021 Form 10-Qs (collectively, the “Restatements”).

On June 17, 2024, the Company received a subpoena issued by the Securities and Exchange Commission (the “SEC”), requesting the production of certain documents related to the investigation by the SEC regarding the Restatements.

On January 17, 2025, after cooperating with the SEC’s investigations, the Company reached a resolution with the SEC regarding the aforementioned matters.

The SEC approved the Company’s Offer of Settlement and issued its Cease-and-Desist Order (the “SEC Order”) dated January 17, 2025, with respect to certain violations related to the Company’s financial reporting, accounting, books and records, and internal controls. Pursuant to the terms of the SEC Order, the Company will pay a civil monetary penalty of $350,000 to the SEC, comply with certain undertakings to remediate its material weaknesses in the internal control and disclosure deficiencies by June 30, 2026, and cease and desist any violations of Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B), of the Securities Exchange Act of 1934 and Rules 12b-20, 13a-1, 13a-13, and 13a-15 thereunder.

The above descriptions of the SEC Order are not complete and are qualified in their entirety by the terms thereof. The complete SEC Order, including the Company’s obligations thereunder, can be accessed at the SEC website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2025	Singularity Future Technology Ltd.

	By:	/s/ Jia Yang
	Name:	Jia Yang
	Title:	Chief Executive Officer

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